UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2016

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Strategic Income Fund for the twelve-month reporting period ended July 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective at the close of business on June 3, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Paul Shuttleworth and Gordon S. Brown. These investment professionals, all of whom are employed by Western Asset Management Company, work together with a broader investment management team. For additional information, please see the prospectus supplement dated June 3, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2016

II	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended July 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce reported that revised fourth quarter 2015 and first quarter 2016 GDP growth moderated to 0.9% and 0.8%, respectively. The U.S. Department of Commerce’s second reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”) and an upturn in exports and smaller decreases in nonresidential fixed investment and federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in July 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In July 2016, 26.6% of Americans looking for a job had been out of work for more than six months, versus 27.7% when the period began.

Turning to the global economy, in its July 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The outcome of the U.K. [Brexit] vote, which surprised global financial markets, implies the materialization of an important downside risk for the world economy. As a result, the global outlook for 2016-17 has worsened, despite the better-than-expected performance in early 2016.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.6%, versus 1.7% in 2015. Japan’s economy is expected to expand 0.3% in 2016, down from 0.5% in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed kept rates on hold at its meeting that concluded on July 27, 2016, as well as during its prior meetings of the year.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month

Western Asset Global Strategic Income Fund	III

Investment commentary (cont’d)

bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England (“BoE”)vi kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. However, in the aftermath of the June 23, 2016 U.K. referendum to leave the European Union (“Brexit”), BoE Governor Mark Carney said that further interest rate cuts would be needed. This occurred in August 2016, after the reporting period ended, as the BoE lowered rates from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

IV	Western Asset Global Strategic Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, (including emerging market corporate debt), mortgage- and asset- backed securities, sovereign debt (including emerging market sovereign debt), and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.) and will invest at least 35% of its assets in foreign securities.

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio is normally expected to be between 0 and 10 years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns but generated mixed results versus equal-duration Treasuries over the twelve months ended July 31, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)iii

Western Asset Global Strategic Income Fund 2016 Annual Report	1

Fund overview (cont’d)

monetary policy, the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Short-term Treasury yields fluctuated, but were unchanged overall, whereas long-term Treasury yields declined during the twelve months ended July 31, 2016. Two-year Treasury yields began and ended the reporting period at 0.67%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.20% at the beginning of the period and ended the period at 1.46%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

All told, the Bloomberg Barclays U.S. Universal Indexiv returned 6.07% for the twelve months ended July 31, 2016. For comparison purposes, riskier fixed-income securities, including high yield bond and emerging market debt, produced mixed results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.01% and 11.58%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to investment grade corporate industrial bonds, commercial mortgage-backed securities (“CMBS”), non-agency mortgage-backed securities (“MBS”) and U.S. dollar-denominated emerging market debt. Conversely, we reduced the Fund’s allocations to non-U.S. dollar developed market debt and non-U.S. dollar emerging market debt.

During the reporting period, interest rate options, futures, swaps and swaptions were used to manage the Fund’s duration and yield curvevii exposure. Collectively, these instruments contributed to performance. CMBS index swaps, which were used to manage our CMBS exposure, detracted from results. Equity index futures and options, which were utilized for risk hedging purposes, contributed to performance. However, some investment grade and high-yield index swaps and single name swaps, which were also used for risk hedging purposes, as well as to manage our credit exposure, detracted from results. Currency options, swaps and foreign exchange forwards were utilized to express our positive or negative views on various currencies. These derivatives contributed to performance.

Performance review

For the twelve months ended July 31, 2016, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 3.38%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Index, returned 6.07% for the same period. The Lipper Global Income Funds Category Average1 returned 5.39% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 211 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Global Strategic Income Fund 2016 Annual Report

Performance Snapshot as of July 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Strategic Income Fund:
Class A	8.16%	3.38%
Class C	7.60%	2.63%
Class C1[1]	7.94%	2.98%
Class I	8.10%	3.69%
Class IS	8.25%	3.72%
Bloomberg Barclays U.S. Universal Index	5.39%	6.07%
Lipper Global Income Funds Category Average[2]	7.24%	5.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2016 for Class A, Class C, Class C1, Class I and Class IS shares were 4.64%, 4.11%, 4.47%, 5.12% and 5.09%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2015, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.12%, 1.85%, 1.53%, 0.85% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve positioning. An emphasis on longer dated yields was a large contributor as a broad swath of the yield curve flattened meaningfully over the twelve-month period.

The Fund’s overweight to non-agency MBS was additive for results during the reporting period. They performed well given limited supply and solid demand from investors seeking to generate incremental yield in the low interest rate environment.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 215 funds for the six-month period and among the 211 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Global Strategic Income Fund 2016 Annual Report	3

Fund overview (cont’d)

A number of individual credits were also beneficial for results, including our positions in MPLX L.P., Yamana Gold, Inc. and Sprint (Sprint Corp., Sprint Communications, Inc. and Sprint Capital Corp.).

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its non-U.S. dollar exposure, as certain currency positions were negatively impacted in January and February 2016.

Tactical duration positioning was also a headwind for performance, as was an overweight position to emerging market debt. While the asset class rallied as the reporting period progressed, this was not enough to offset its earlier weakness. Some of the Fund’s securitized exposures, including CMBS, asset-backed securities and agency MBS, detracted from results.

An overweight to high-yield corporate bonds was a negative overall to performance. During the reporting period, high yield detracted into the early part of 2016, but rebounded meaningfully the remainder of the period. Our allocation to investment grade corporate bonds also negatively impacted the Fund. Individual credits that detracted from performance included our positions in Markwest Energy, Neovia Logistics and Thompson Creek Metals. Finally, the Fund’s exposure to inflation-linked securities was a modest drag on results.

Thank you for your investment in Western Asset Global Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2016

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds.” These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risk, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five

4	Western Asset Global Strategic Income Fund 2016 Annual Report

sector holdings (as a percentage of net assets) as of July 31, 2016 were: Sovereign Bonds (19.1%), Collateralized Mortgage Obligations (18.1%), Financials (9.9%), Consumer Discretionary (7.8%) and Energy (7.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Global Strategic Income Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2016 and July 31, 2015 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Global Strategic Income Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2016 and held for the six months ended July 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.16%	$1,000.00	$1,081.60	1.13%	$5.85	Class A	5.00%	$1,000.00	$1,019.24	1.13%	$5.67
Class C	7.60	1,000.00	1,076.00	1.87	9.65	Class C	5.00	1,000.00	1,015.56	1.87	9.37
Class C1	7.94	1,000.00	1,079.40	1.53	7.91	Class C1	5.00	1,000.00	1,017.26	1.53	7.67
Class I	8.10	1,000.00	1,081.00	0.85	4.40	Class I	5.00	1,000.00	1,020.64	0.85	4.27
Class IS	8.25	1,000.00	1,082.50	0.75	3.88	Class IS	5.00	1,000.00	1,021.13	0.75	3.77

Western Asset Global Strategic Income Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

8	Western Asset Global Strategic Income Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 7/31/16	3.38%	2.63%	2.98%	3.69%	3.72%
Five Years Ended 7/31/16	4.35	N/A	3.90	4.63	N/A
Ten Years Ended 7/31/16	5.34	N/A	4.89	5.64	N/A
Inception* through 7/31/16	—	2.51	—	—	2.06

With sales charges[2]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 7/31/16	-1.08%	1.69%	2.03%	3.69%	3.72%
Five Years Ended 7/31/16	3.44	N/A	3.90	4.63	N/A
Ten Years Ended 7/31/16	4.89	N/A	4.89	5.64	N/A
Inception* through 7/31/16	—	2.51	—	—	2.06

Cumulative total returns
Without sales charges[1]
Class A (7/31/06 through 7/31/16)	68.22%
Class C (Inception date of 8/1/12 through 7/31/16)	10.42
Class C1[3] (7/31/06 through 7/31/16)	61.19
Class I (7/31/06 through 7/31/16)	73.02
Class IS (Inception date of 10/23/14 through 7/31/16)	3.69

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

[3]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10,1995 and October 23, 2014, respectively.

Western Asset Global Strategic Income Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Global Strategic Income Fund vs. Bloomberg Barclays U.S. Universal Index† — July 2006 - July 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Global Strategic Income Fund on July 31, 2006, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2016. The hypothetical illustration also assumes a $10,000 investment, in the Bloomberg Barclays U.S. Universal Index. The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

10	Western Asset Global Strategic Income Fund 2016 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2016 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

12	Western Asset Global Strategic Income Fund 2016 Annual Report

Schedule of investments

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 49.4%
Consumer Discretionary — 6.7%
Auto Components — 0.3%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,180,000		$1,237,525	(a)
Diversified Consumer Services — 0.3%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,206,845
Hotels, Restaurants & Leisure — 1.2%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	750,000		788,437	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	360,000		378,900	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	1,100,000		1,223,068
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	1,120,000		1,150,800	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,150,000		1,020,625	(a)
Total Hotels, Restaurants & Leisure					4,561,830
Household Durables — 0.7%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	2,340,000		2,375,100
Leisure Products — 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,060,000		1,115,650	(a)
Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		437,850	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		212,439	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	790,000		951,179	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		755,625
DISH DBS Corp., Senior Notes	7.750%	7/1/26	730,000		758,744	(a)
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	310,000	GBP	443,091	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,163,000		1,163,000	(b)(c)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	660,000		645,975	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	400,000		400,000	(a)
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	20,000		22,456
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		516,250	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,048,569	(d)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,051,034	(d)
Total Media					8,406,212
Multiline Retail — 0.5%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,010,000		1,095,850
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	590,000		503,034	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	350,000		278,250	(a)(e)
Total Multiline Retail					1,877,134

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	13

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.1%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	$1,050,928	(d)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	500,000		373,750	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	610,000		541,375	(a)
L Brands Inc., Senior Notes	5.625%	2/15/22	1,600,000		1,766,000
L Brands Inc., Senior Notes	5.625%	10/15/23	420,000		467,166
Total Specialty Retail					4,199,219
Total Consumer Discretionary					24,979,515
Consumer Staples — 3.4%
Beverages — 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,544,000	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,650,000		1,802,625
Total Beverages					3,346,625
Food & Staples Retailing — 0.7%
Cencosud SA, Senior Notes	5.500%	1/20/21	1,030,000		1,135,074	(d)
CVS Health Corp., Senior Notes	5.125%	7/20/45	530,000		676,876
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		769,592	(d)
Total Food & Staples Retailing					2,581,542
Food Products — 1.0%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	880,000		888,800	(a)
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,312,760	(d)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		231,615	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	190,000		225,990	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000		145,599	(a)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	560,000	GBP	762,162	(d)
Total Food Products					3,566,926
Household Products — 0.3%
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,020,000		1,065,900	(a)
Tobacco — 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,310,000		1,157,713
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000		119,582
Reynolds American Inc., Senior Notes	5.850%	8/15/45	480,000		633,723
Total Tobacco					1,911,018
Total Consumer Staples					12,472,011
Energy — 7.3%
Energy Equipment & Services — 1.0%
CGG, Senior Notes	6.500%	6/1/21	1,500,000		682,500
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000		1,048,050	(a)

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Pride International Inc., Senior Notes	7.875%	8/15/40	710,000	$524,370
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	1,540,500	(a)
Total Energy Equipment & Services				3,795,420
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000	705,889
Apache Corp., Senior Notes	4.250%	1/15/44	410,000	393,816
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	220,000	107,250	*(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	396,900	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	740,000	704,850
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	120,000	88,800
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,570,000	1,091,150
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	900,000	848,808
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	48,255
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000	906,924
Empresa Nacional del Petroleo, Senior Notes	5.250%	8/10/20	1,120,000	1,242,816	(d)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	250,000	253,125
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	500,000
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	800,000	668,000	(a)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,120,000	840,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	130,000	94,900	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	543,750	*(c)(g)
MPLX LP, Senior Notes	4.875%	12/1/24	1,420,000	1,408,593	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,560,000	382,200	(a)(c)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	660,000	557,700
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	150,000	131,625
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	158,164
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	260,000	267,800	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000	1,198,860
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,222,275
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	513,199
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	232,036
Rice Energy Inc., Senior Notes	6.250%	5/1/22	630,000	617,400

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	15

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Rice Energy Inc., Senior Notes	7.250%	5/1/23	680,000	$685,100
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,050,000	1,044,750	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	310,000	321,625
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,090,000	738,475
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	2,568	*(c)(g)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	120,000	130,045
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	706,612
Shell International Finance BV, Senior Notes	4.000%	5/10/46	60,000	61,880
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	1,220,000	1,216,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	677,925
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	210,000	219,450
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	250,000	207,813
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,120,000	1,033,200
Total Oil, Gas & Consumable Fuels				23,171,478
Total Energy				26,966,898
Financials — 9.9%
Banks — 4.8%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000	252,435	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	348,925	(h)(i)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000	886,617	(h)(i)
Citigroup Inc., Senior Notes	4.650%	7/30/45	790,000	895,438
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000	475,683
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	900,000	904,337
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000	522,242
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000	498,661	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	450,000	475,313	(a)(h)(i)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000	334,613	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000	392,500	(h)(i)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000	525,642
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000	1,067,560	(d)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000	1,432,248	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000	1,267,562	(d)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000	1,291,935	(d)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,540,000	1,592,278
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000	1,323,131	(d)

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		$157,661
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		120,606
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		175,640
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	1,035,901	(d)(h)(i)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,085,648	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		770,900	(a)
Total Banks					17,833,476
Capital Markets — 0.1%
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		165,111
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		85,030	(a)
Total Capital Markets					250,141
Consumer Finance — 0.8%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,290,000		1,380,300
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,455,413	(a)
Total Consumer Finance					2,835,713
Diversified Financial Services — 1.8%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,044,551	(d)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	250,000		269,458
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		268,125
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		918,120
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,738,285	(d)
Emeralds, Notes	5.593%	8/4/20	9		0	*(a)(b)(c)(f)(j)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		223,062
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,070,472	(d)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	1,022,191	(d)(h)(i)
Total Diversified Financial Services					6,554,264
Insurance — 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	761,103	(d)
Real Estate Investment Trusts (REITs) — 0.5%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,030,000
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000		170,800
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		822,848	(a)
Total Real Estate Investment Trusts (REITs)					2,023,648

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	17

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate Management & Development — 0.8%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000		$652,320	(d)
Grainger PLC, Senior Secured Notes	5.000%	12/16/20	760,000	GBP	1,042,751	(d)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,392,709	(d)
Total Real Estate Management & Development					3,087,780
Thrifts & Mortgage Finance — 0.9%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	3,520,000		3,506,800	(a)
Total Financials					36,852,925
Health Care — 5.2%
Biotechnology — 0.2%
Celgene Corp., Senior Notes	3.875%	8/15/25	180,000		195,648
Celgene Corp., Senior Notes	5.000%	8/15/45	340,000		397,241
Total Biotechnology					592,889
Health Care Equipment & Supplies — 0.9%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	500,000		417,500	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,200,000		1,098,000	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,380,000		1,276,500
Medtronic Inc., Senior Notes	3.500%	3/15/25	450,000		493,347
Total Health Care Equipment & Supplies					3,285,347
Health Care Providers & Services — 3.3%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,620,000		1,502,550
Centene Corp., Senior Notes	4.750%	5/15/22	1,000,000		1,035,000
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	770,000		780,588
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	970,000		1,028,801	(a)
HCA Inc., Debentures	7.500%	11/15/95	70,000		71,715
HCA Inc., Senior Bonds	5.375%	2/1/25	1,290,000		1,345,638
HCA Inc., Senior Notes	5.875%	2/15/26	60,000		64,350
HCA Inc., Senior Secured Notes	5.250%	6/15/26	280,000		297,500
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	940,000		907,100
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	490,000	EUR	572,554	(d)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	470,000		487,625
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	1,783,068	(d)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,530,000		2,365,550
Total Health Care Providers & Services					12,242,039
Pharmaceuticals — 0.8%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		305,377
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	360,000		383,254
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	10,000		10,800

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	80,000		$88,988
DPx Holdings BV, Senior Notes	7.500%	2/1/22	320,000		341,200	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	600,000		612,000	(a)(e)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	300,000		272,250	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,350,000		1,123,875	(a)
Total Pharmaceuticals					3,137,744
Total Health Care					19,258,019
Industrials — 5.6%
Aerospace & Defense — 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	430,000		375,175	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000		742,792	(a)(c)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,380,000		1,411,050
Total Aerospace & Defense					2,529,017
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	100,000		103,875	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	710,000		706,450	(a)
Total Air Freight & Logistics					810,325
Airlines — 0.5%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	238,349		274,114
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,342,344	(d)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	209,208		209,993
Total Airlines					1,826,451
Commercial Services & Supplies — 0.8%
ADT Corp., Senior Secured Notes	4.125%	6/15/23	420,000		404,775
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	950,000		971,375	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000		300,150	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,270,000		1,189,037	(a)
Total Commercial Services & Supplies					2,865,337
Construction & Engineering — 0.6%
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	1,310,000		1,257,600	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	618,566		522,688	(a)(e)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	410,000		404,875	(a)
Total Construction & Engineering					2,185,163
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	210,000		212,636	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	19

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — continued
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	$1,454,211	(d)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	177,343	(a)
Total Electrical Equipment					1,844,190
Industrial Conglomerates — 0.0%
General Electric Co., Subordinated Notes	5.300%	2/11/21	75,000		86,999
Machinery — 0.9%
Actuant Corp., Senior Notes	5.625%	6/15/22	1,020,000		1,055,700
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,090,000		2,199,725	(a)
Total Machinery					3,255,425
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,116,000	(a)
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,170,000		1,205,100	(a)
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	260,000		272,350
Rexel SA, Senior Notes	5.250%	6/15/20	450,000		468,281	(a)
Total Trading Companies & Distributors					740,631
Transportation — 0.6%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,554,819	(d)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		795,000	(a)(e)
Total Transportation					2,349,819
Total Industrials					20,814,457
Information Technology — 1.1%
Internet Software & Services — 0.4%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,324,004
IT Services — 0.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	320,000		147,600	(a)(c)
Semiconductors & Semiconductor Equipment — 0.4%
Micron Technology Inc., Senior Notes	5.250%	1/15/24	600,000		541,500	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	440,000		397,100
Micron Technology Inc., Senior Notes	5.625%	1/15/26	450,000		401,625	(a)
Total Semiconductors & Semiconductor Equipment					1,340,225
Software — 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		314,103	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	860,000		942,775	(a)
Total Software					1,256,878
Total Information Technology					4,068,707

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 5.2%
Chemicals — 0.5%
Axiall Corp., Senior Notes	4.875%	5/15/23	30,000	$30,956
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	1,270,000	1,312,863
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	464,750	420,599	(a)(e)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	40,000	31,200	(a)
Total Chemicals				1,795,618
Construction Materials — 0.5%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000	1,031,137	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	850,000	650,250	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	160,000	119,200	(a)
Total Construction Materials				1,800,587
Containers & Packaging — 0.9%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	782,216	809,594	(a)(e)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000	464,600	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000	787,500
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000	495,300	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	710,000	751,712	(a)
Total Containers & Packaging				3,308,706
Metals & Mining — 3.3%
Alcoa Inc., Senior Notes	5.125%	10/1/24	630,000	665,438
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	878,000	943,407
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	340,000	333,200	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,190,000	1,023,400
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	990,000	963,285	(a)
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000	1,745,249	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000	26,000	*(a)(c)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,662	0	(a)(b)(c)(j)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	2,290,000	2,464,466
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	689,723	765,593	(a)(e)
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000	789,786
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000	2,818,555
Total Metals & Mining				12,538,379
Total Materials				19,443,290
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 0.9%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000	1,069,553	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	21

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
CenturyLink Inc., Senior Notes	5.625%	4/1/20	140,000		$148,575
CenturyLink Inc., Senior Notes	5.800%	3/15/22	435,000		446,419
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000		344,437
CenturyLink Inc., Senior Notes	5.625%	4/1/25	350,000		333,071
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000		1,093,586	(a)
Total Diversified Telecommunication Services					3,435,641
Wireless Telecommunication Services — 2.1%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,065,968	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	810,000		874,800	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,295,000		1,214,063
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	860,000		821,128
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,140,000		1,259,700
Sprint Corp., Senior Notes	7.625%	2/15/25	1,655,000		1,485,362
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	987,215	(d)(h)(i)
Total Wireless Telecommunication Services					7,708,236
Total Telecommunication Services					11,143,877
Utilities — 2.0%
Electric Utilities — 0.7%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,382,387	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,084,514	(d)(h)
Total Electric Utilities					2,466,901
Independent Power and Renewable Electricity Producers — 1.0%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	1,142,000		1,207,665	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		2,495,241
Total Independent Power and Renewable Electricity Producers					3,702,906
Water Utilities — 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,109,209	(d)
Total Utilities					7,279,016
Total Corporate Bonds & Notes (Cost — $188,062,675)					183,278,715
Asset-Backed Securities — 6.1%
Aames Mortgage Investment Trust, 2005-1 M6	1.793%	6/25/35	1,440,000		834,498	(h)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.288%	8/25/32	309,532		278,138	(h)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.331%	4/15/33	132,601		129,133	(h)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2005-HE6 M4	1.448%	7/25/35	1,450,000		1,342,436	(h)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.363%	6/25/34	551,804		513,413	(h)

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-2 A2	3.076%	3/18/29	450,000		$393,981	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.798%	6/19/29	250,000		228,557	(h)
Greenpoint Manufactured Housing, 1999-4 A2	3.948%	2/20/30	250,000		224,170	(h)
GSAMP Trust, 2006-S2 A2	0.688%	1/25/36	262,935		44,711	(h)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.788%	3/25/35	184,446		182,047	(a)(h)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	15,157,259		2,389,906	(a)(c)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	450,000		458,367	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	1,250,000		1,265,111	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		753,230	(a)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.563%	3/25/33	1,416,341		1,366,850	(h)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,152,000	EUR	1,300,816	(a)(b)(c)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,261,000	EUR	1,423,897	(a)(b)(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.338%	3/25/38	2,678,879		1,370,490	(h)
Oaktree CLO Ltd., 2015-1A D	6.296%	10/20/27	2,200,000		1,926,232	(a)(h)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	1,317,937		1,137,619	(h)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,114,812		959,970	(h)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.268%	1/25/31	33,021		23,844	(h)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.613%	8/25/33	140,767		126,831	(h)
SACO I Trust, 2006-4 A1	0.828%	3/25/36	109,009		183,195	(h)
SACO I Trust, 2006-6 A	0.748%	6/25/36	574,450		982,933	(h)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092		1,463,280	(a)(c)
SoFi Consumer Loan Program	3.280%	9/15/23	1,033,167		1,024,127	(a)(b)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.708%	2/25/36	3,269,863		228,027	(a)(h)
Total Asset-Backed Securities (Cost — $26,410,566)					22,555,809
Collateralized Mortgage Obligations — 18.1%
Banc of America Funding Corp., 2015-R3 1A2	0.643%	3/27/36	2,959,482		1,689,864	(a)(h)
Banc of America Funding Corp., 2015-R3 5A2	0.688%	6/29/37	5,088,896		2,621,097	(a)
Banc of America Mortgage Securities Inc., 2005-3 A4	3.121%	4/25/35	71,495		66,509	(h)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.922%	12/15/19	1,900,000		1,825,923	(a)(h)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.197%	6/11/50	410,000		396,931	(h)
BLCP Hotel Trust, 2014-CLMZ M	6.209%	8/15/29	5,920,741		5,716,671	(a)(h)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.140%	12/10/49	2,416,000		1,809,882	(h)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000		468,285	(a)(h)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	3.426%	9/15/27	2,750,000		2,507,644	(a)(h)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	33.061%	7/25/37	803,389		1,496,382	(h)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	23

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Commercial Mortgage Trust, 2013-CR7 G	4.350%	3/10/46	1,500,000	$957,593	(a)(h)
Commercial Mortgage Trust, 2015-CR25 E	4.547%	8/10/48	1,500,000	888,437	(a)(h)
Commercial Mortgage Trust, 2015-CR25 F	4.547%	8/10/48	700,000	338,437	(a)(h)
Connecticut Avenue Securities, 2016-C04 1M2	4.726%	1/25/29	2,770,000	2,798,672	(h)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.788%	1/25/36	309,983	270,453	(h)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	26.648%	7/25/36	621,120	929,510	(h)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	449,000	400,941
Credit Suisse Mortgage Trust, 2006-1 1A2	27.842%	2/25/36	826,973	1,314,089	(h)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.126%	6/15/38	468,786	339,155	(h)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.653%	6/27/46	763,670	726,651	(a)(h)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	442,654	(a)
Credit Suisse Mortgage Trust, 2015-12R 2A2	0.946%	11/30/37	2,120,000	1,261,400	(a)(h)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.424%	3/15/17	2,200,000	2,167,506	(a)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,077,107	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.693%	3/19/45	209,084	188,732	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.329%	8/25/42	19,810,000	1,260,017	(h)
FREMF Mortgage Trust, 2014-KF04 B	3.703%	6/25/21	327,434	329,664	(a)(h)
GE Business Loan Trust, 2006-2A D	1.231%	11/15/34	284,013	243,234	(a)(h)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	71,792	(h)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	1,142,583	(h)
Government National Mortgage Association (GNMA), 2011-127, IO	1.058%	3/16/47	3,891,667	149,726	(h)
Government National Mortgage Association (GNMA), 2012-55, IO	0.948%	4/16/52	5,773,595	211,571	(h)
Government National Mortgage Association (GNMA), 2015-41, IO	1.052%	9/16/56	6,454,536	487,592	(h)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	300,000	242,751
GS Mortgage Securities Trust, 2007-GG10 AJ	5.795%	8/10/45	1,220,000	518,500	(h)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.151%	10/25/35	155,224	136,064	(h)
Impac CMB Trust, 2005-5 A1	1.128%	8/25/35	230,542	203,626	(h)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.954%	3/25/35	195,231	187,717	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	950,000	766,606
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	356,768	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,780,000	1,558,957	(h)

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.706%	10/15/19	1,100,000	$1,082,122	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.742%	8/15/27	160,000	158,248	(a)(h)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.243%	9/15/45	430,000	373,207	(h)
Lone Star Portfolio Trust	7.414%	9/15/20	1,551,856	1,466,947	(a)
Lone Star Portfolio Trust, 2015-LSP F	7.342%	9/15/28	1,621,123	1,550,453	(a)(h)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	36,433	37,109	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	559,000	472,205	(h)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	100,000	84,473	(a)(h)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.175%	9/12/49	1,432,000	1,161,805	(h)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.529%	10/15/48	1,740,000	1,233,014	(a)(h)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.529%	10/15/48	780,000	435,326	(a)(h)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,330,000	1,006,228
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	797,000	702,455
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	5.906%	6/11/49	320,000	302,017	(h)
Mortgage IT Trust, 2005-2 1A1	0.748%	5/25/35	101,634	99,648	(h)
Multifamily Trust, 2016-1 B	12.498%	4/25/46	2,942,201	3,374,404	(a)(h)
Nomura Resecuritization Trust, 2015-4R 2A2	0.593%	10/26/36	2,233,197	1,178,012	(a)(h)
Nomura Resecuritization Trust, 2015-8R 4A4	1.256%	11/25/47	2,690,000	1,258,288	(a)(h)
Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2	3.338%	4/25/28	890,000	919,212	(h)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.238%	3/25/25	1,141,966	1,152,922	(h)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.388%	7/25/28	1,220,000	1,261,814	(h)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.796%	8/25/35	109,916	105,275	(h)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.698%	5/25/46	326,876	230,804	(h)
Towd Point Mortgage Trust, 2016-3 A1	2.250%	8/25/55	930,000	931,990	(a)(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.886%	5/10/63	470,000	344,080	(a)(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.886%	5/10/63	830,000	366,590	(a)(h)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.596%	1/15/45	2,450,000	2,386,227	(a)(h)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.758%	12/25/45	139,190	128,780	(h)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	610,505	607,669	(a)(c)(h)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.894%	4/25/36	39,331	38,510	(h)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,652,233	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	334,348	(a)
Total Collateralized Mortgage Obligations (Cost — $69,662,854)				67,004,108

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	25

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost — $447,877)	9.500%	6/24/19	447,877	$31,352	(a)(c)(e)
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,870	2,958
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	329	378
Total FHLMC				3,336
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	13,681	16,187
Total Mortgage-Backed Securities (Cost — $17,071)				19,523
Senior Loans — 2.2%
Consumer Discretionary — 1.1%
Distributors — 0.0%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	132,574	133,051	(k)(l)
Hotels, Restaurants & Leisure — 0.3%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	394,670	396,725	(k)(l)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	555,921	558,006	(k)(l)
Total Hotels, Restaurants & Leisure				954,731
Media — 0.3%
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	345,368	345,614	(k)(l)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	434,221	434,628	(k)(l)
Ziggo Financing Partnership, USD Term Loan B1	3.652%	1/15/22	110,936	110,590	(k)(l)
Ziggo Financing Partnership, USD Term Loan B2A	3.652-3.701%	1/15/22	71,489	71,266	(k)(l)
Ziggo Financing Partnership, USD Term Loan B3	3.701%	1/15/22	117,574	117,207	(k)(l)
Total Media				1,079,305
Multiline Retail — 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	335,696	316,792	(k)(l)
Specialty Retail — 0.3%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	317,970	307,901	(k)(l)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	356,376	356,821	(k)(l)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	395,000	396,167	(k)(l)
Total Specialty Retail				1,060,889
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	632,000	413,960	(k)(l)
Total Consumer Discretionary				3,958,728

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 0.4%
Health Care Providers & Services — 0.2%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	168,300		$165,600	(k)(l)
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	540,000		545,569	(k)(l)
Total Health Care Providers & Services					711,169
Pharmaceuticals — 0.2%
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	365,340		363,970	(k)(l)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.000%	4/1/22	266,793		265,159	(k)(l)
Total Pharmaceuticals					629,129
Total Health Care					1,340,298
Industrials — 0.0%
Commercial Services & Supplies — 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	128,359		128,145	(k)(l)
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.649%	6/30/23	580,000		578,291	(k)(l)
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	2,152,830		2,158,886	(k)(l)
Total Senior Loans (Cost — $7,641,002)					8,164,348
Sovereign Bonds — 19.1%
Argentina — 1.6%
Republic of Argentina, Senior Notes	6.875%	4/22/21	610,000		657,885	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	510,000		555,135	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	4,420,000		4,501,770	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	270,000		288,225	(a)
Total Argentina					6,003,015
Australia — 0.6%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,341,585	(d)
Brazil — 1.1%
Federative Republic of Brazil, Notes	10.000%	1/1/21	7,200,000	BRL	2,089,419
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		1,991,700
Total Brazil					4,081,119
Hungary — 1.1%
Republic of Hungary, Senior Notes	5.750%	11/22/23	3,660,000		4,217,784
Indonesia — 1.9%
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,901,572	(d)
Ivory Coast — 0.2%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	880,000		849,526	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	27

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Jamaica — 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		$1,105,950
Kazakhstan — 1.2%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	4,170,000		4,584,706	(d)
Mexico — 1.7%
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		6,231,225
New Zealand — 2.0%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	7,575,213	(d)
Nigeria — 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		1,096,760	(d)
Norway — 1.7%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	6,103,305	(d)
Peru — 1.2%
Republic of Peru, Senior Bonds	4.125%	8/25/27	3,830,000		4,270,450
Poland — 1.6%
Republic of Poland, Senior Notes	4.000%	1/22/24	5,170,000		5,723,655
Portugal — 1.1%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		4,085,956	(a)
Sweden — 1.5%
Kingdom of Sweden, Bonds	3.750%	8/12/17	16,000,000	SEK	1,956,605
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,733,894
Total Sweden					5,690,499
Total Sovereign Bonds (Cost — $73,799,250)					70,862,320
U.S. Government & Agency Obligations — 0.6%
U.S. Government Obligations — 0.6%
U.S. Treasury Bonds	3.000%	5/15/45	120,000		141,028
U.S. Treasury Bonds	3.000%	11/15/45	340,000		400,277
U.S. Treasury Bonds	2.500%	5/15/46	1,250,000		1,336,134
U.S. Treasury Notes	1.625%	2/15/26	390,000		395,808
Total U.S. Government & Agency Obligations (Cost — $2,106,129)					2,273,247

			Shares
Common Stocks — 0.0%
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			15,000		183,750	*(b)(c)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			417,997		0	*(b)(c)(j)
Total Common Stocks (Cost — $165,209)					183,750

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Security	Rate		Shares	Value
Preferred Stocks — 0.2%
Industrials — 0.2%
Trading Companies & Distributors — 0.2%
General Finance Corp. (Cost — $643,125)	8.125%	25,725		$622,545

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.2%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $100.00		10/19/16	18,660,000	111,234
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $95.00		8/17/16	16,940,000	207
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $98.00		8/17/16	1,850,000	187
Credit default swaption with Deutsche Bank Securities Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $98.00		8/17/16	1,850,000	187
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $100.00		10/19/16	17,540,000	104,557
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $95.00		8/17/16	4,790,000	59
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.HY.26 Index, Put @ $95.00		8/17/16	4,770,000	58
E-mini S&P 500 Index Futures, Put @ $2,060.00		10/21/16	206	254,925
E-mini S&P 500 Index Futures, Put @ $2,075.00		10/21/16	166	228,250
Interest rate swaption with Bank Of America Securities LLC, Call @ 0.53%		8/4/16	181,960,000	0	(j)
U.S. Dollar/Japanese Yen, Call @ 110.90 JPY		9/6/16	3,800,000	1,680
Total Purchased Options (Cost — $1,176,728)				701,344
Total Investments before Short-Term Investments (Cost — $370,132,486)				355,697,061

			Shares
Short-Term Investments — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $4,645,885)	0.250%		4,645,885	4,645,885
Total Investments — 97.2% (Cost — $374,778,371#)				360,342,946
Other Assets in Excess of Liabilities — 2.8%				10,358,141
Total Net Assets — 100.0%				$370,701,087

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	29

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security (unaudited).

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	The coupon payment on these securities is currently in default as of July 31, 2016.

(g)	The maturity principal is currently in default as of July 31, 2016.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $377,132,130.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
SEK	— Swedish Krona

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2016 Annual Report

Western Asset Global Strategic Income Fund

Schedule of Written Options
Security	Expiration Date	Strike Price/Strike Rate	Contracts/ Notional Amount†(a)	Value
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.26 Index, Put	10/19/16	$96.00	18,660,000	$43,997
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.HY.26 Index, Call	9/21/16	104.00	9,230,000	63,537
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.HY.26 Index, Put	10/19/16	96.00	17,540,000	41,357
E-mini S&P 500 Index Futures, Put	10/21/16	1,960.00	103	66,950
E-mini S&P 500 Index Futures, Put	10/21/16	1,975.00	166	120,350
Interest rate swaption with Banc of America Securities LLC, Call	8/4/16	0.63%	90,980,000	0	(b)
Total Written Options (Premiums received — $537,623)				$336,191

(a)

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

(b)	Value is less than $1.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Summary of Investments by Country** (unaudited)
United States	55.2%
United Kingdom	7.2
Mexico	2.8
New Zealand	2.3
Luxembourg	2.2
Brazil	2.1
Indonesia	1.9
Netherlands	1.9
Canada	1.8
Norway	1.7
Argentina	1.7
Germany	1.6
Poland	1.6
Sweden	1.6
Kazakhstan	1.3
Peru	1.2
Hungary	1.2
Portugal	1.1
Chile	1.0
Australia	1.0
Hong Kong	0.9

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	31

Schedule of investments (cont’d)

July 31, 2016

Western Asset Global Strategic Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
France	0.9%
Switzerland	0.7
Italy	0.7
India	0.6
China	0.5
Cayman Islands	0.5
Singapore	0.4
Jamaica	0.3
Nigeria	0.3
Spain	0.3
Ivory Coast	0.2
Short-Term Investments	1.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2016 and are subject to change.

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2016 Annual Report

Statement of assets and liabilities

July 31, 2016

Assets:
Investments, at value (Cost — $374,778,371)	$360,342,946
Foreign currency, at value (Cost — $3,666,254)	3,635,107
Cash	1,292,088
Interest and dividends receivable	4,253,925
Unrealized appreciation on forward foreign currency contracts	2,522,280
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $2,432,136)	2,453,569
Deposits with brokers for centrally cleared swap contracts	1,493,800
Deposits with brokers for OTC swap contracts	1,300,000
OTC swaps, at value (premiums received — $1,519)	1,291,931
Deposits with brokers for open futures contracts	934,798
Foreign currency collateral for open futures contracts, at value (Cost — $793,537)	835,737
Receivable from broker — variation margin on open futures contracts	701,278
Principal paydown receivable	214,899
Receivable for securities sold	195,526
Receivable for Fund shares sold	103,498
Receivable for open OTC swap contracts	36,573
Deposits with brokers for purchased options	33,754
Deposits with brokers for written options	13,084
Prepaid expenses	62,748
Other assets	12,102
Total Assets	381,729,643

Liabilities:
Payable for securities purchased	5,170,058
Unrealized depreciation on forward foreign currency contracts	2,000,358
OTC swaps, at value (premiums received — $243,578)	1,654,078
Payable for Fund shares repurchased	904,895
Written options, at value (premiums received — $537,623)	336,191
Payable to broker — variation margin on centrally cleared swaps	255,696
Investment management fee payable	205,441
Distributions payable	98,096
Service and/or distribution fees payable	82,750
Payable for open OTC swap contracts	50,947
Trustees’ fees payable	1,994
Interest payable for OTC swaps	111
Accrued expenses	267,941
Total Liabilities	11,028,556
Total Net Assets	$370,701,087

Net Assets:
Par value (Note 7)	$588
Paid-in capital in excess of par value	460,644,639
Overdistributed net investment income	(3,059,355)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(73,849,653)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(13,035,132)
Total Net Assets	$370,701,087

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	33

Statement of assets and liabilities (cont’d)

July 31, 2016

Net Assets:
Class A	$276,178,878
Class C	$6,814,003
Class C1	$31,917,408
Class I	$55,681,354
Class IS	$109,444

Shares Outstanding:
Class A	43,869,405
Class C	1,083,229
Class C1	5,061,964
Class I	8,797,446
Class IS	17,295

Net Asset Value:
Class A (and redemption price)	$6.30
Class C*	$6.29
Class C1*	$6.31
Class I (and redemption price)	$6.33
Class IS (and redemption price)	$6.33
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.58

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2016 Annual Report

Statement of operations

For the Year Ended July 31, 2016

Investment Income:
Interest	$23,059,704
Dividends	110,652
Total Investment Income	23,170,356

Expenses:
Investment management fee (Note 2)	2,494,452
Service and/or distribution fees (Notes 2 and 5)	1,020,137
Transfer agent fees (Note 5)	542,428
Registration fees	99,947
Audit and tax fees	48,325
Shareholder reports	47,653
Fund accounting fees	38,745
Legal fees	38,186
Custody fees	38,080
Insurance	7,272
Trustees’ fees	6,854
Commitment fees (Note 8)	3,234
Miscellaneous expenses	12,830
Total Expenses	4,398,143
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,269)
Net Expenses	4,392,874
Net Investment Income	18,777,482

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(26,321,084)
Futures contracts	(1,458,566)
Written options	(2,895,002)
Swap contracts	(993,583)
Foreign currency transactions	3,021,575
Net Realized Loss	(28,646,660)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	18,812,056
Futures contracts	5,412,727
Written options	94,699
Swap contracts	(2,686,610)
Foreign currencies	(1,290,019)
Change in Net Unrealized Appreciation (Depreciation)	20,342,853
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(8,303,807)
Increase in Net Assets From Operations	$10,473,675

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	35

Statements of changes in net assets

For the Years Ended July 31,	2016	2015

Operations:
Net investment income	$18,777,482	$19,319,491
Net realized gain (loss)	(28,646,660)	11,512,020
Change in net unrealized appreciation (depreciation)	20,342,853	(33,540,426)
Increase (Decrease) in Net Assets From Operations	10,473,675	(2,708,915)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(33,432,795)	(20,465,374)
Decrease in Net Assets From Distributions to Shareholders	(33,432,795)	(20,465,374)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	58,220,445	133,540,511
Reinvestment of distributions	31,220,441	18,978,973
Cost of shares repurchased	(124,726,242)	(94,369,534)
Increase (Decrease) in Net Assets From Fund Share Transactions	(35,285,356)	58,149,950
Increase (Decrease) in Net Assets	(58,244,476)	34,975,661

Net Assets:
Beginning of year	428,945,563	393,969,902
End of year*	$370,701,087	$428,945,563
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(3,059,355)	$24,706,281

See Notes to Financial Statements.

36	Western Asset Global Strategic Income Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$6.65	$7.03	$6.88	$7.00	$6.70

Income (loss) from operations:
Net investment income	0.31	0.32	0.34	0.32	0.25
Net realized and unrealized gain (loss)	(0.12)	(0.36)	0.18	(0.12)	0.32
Total income (loss) from operations	0.19	(0.04)	0.52	0.20	0.57

Less distributions from:
Net investment income	(0.54)	(0.34)	(0.37)	(0.32)	(0.27)
Total distributions	(0.54)	(0.34)	(0.37)	(0.32)	(0.27)

Net asset value, end of year	$6.30	$6.65	$7.03	$6.88	$7.00
Total return[2]	3.38%	(0.66)%	7.75%	2.81%	8.75%

Net assets, end of year (000s)	$276,179	$303,325	$318,523	$361,872	$388,726

Ratios to average net assets:
Gross expenses	1.14%	1.12%	1.14%	1.15%	1.11%
Net expenses	1.14	1.12	1.14	1.15	1.11
Net investment income	4.90	4.64	4.89	4.46	3.79

Portfolio turnover rate	68%	37%	65%	83%[3]	84%[3]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 274% for the years ended July 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014	2013[2]

Net asset value, beginning of year	$6.64	$7.02	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.26	0.26	0.28	0.26
Net realized and unrealized gain (loss)	(0.11)	(0.36)	0.18	(0.11)
Total income (loss) from operations	0.15	(0.10)	0.46	0.15

Less distributions from:
Net investment income	(0.50)	(0.28)	(0.31)	(0.27)
Total distributions	(0.50)	(0.28)	(0.31)	(0.27)

Net asset value, end of year	$6.29	$6.64	$7.02	$6.87
Total return[3]	2.63%	(1.40)%	6.73%	2.23%

Net assets, end of year (000s)	$6,814	$6,730	$4,527	$2,087

Ratios to average net assets:
Gross expenses	1.85%	1.85%	2.08%	1.88%[4]
Net expenses[5]	1.85	1.85	1.95 [6]	1.87 [4,6]
Net investment income	4.19	3.89	4.06	3.69 [4]

Portfolio turnover rate	68%	37%	65%	83%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

38	Western Asset Global Strategic Income Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1,2]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$6.66	$7.04	$6.89	$7.01	$6.72

Income (loss) from operations:
Net investment income	0.28	0.29	0.31	0.29	0.22
Net realized and unrealized gain (loss)	(0.11)	(0.36)	0.18	(0.12)	0.32
Total income (loss) from operations	0.17	(0.07)	0.49	0.17	0.54

Less distributions from:
Net investment income	(0.52)	(0.31)	(0.34)	(0.29)	(0.25)
Total distributions	(0.52)	(0.31)	(0.34)	(0.29)	(0.25)

Net asset value, end of year	$6.31	$6.66	$7.04	$6.89	$7.01
Total return[3]	2.98%	(1.06)%	7.30%	2.38%	8.20%

Net assets, end of year (000s)	$31,917	$37,691	$46,656	$54,376	$64,473

Ratios to average net assets:
Gross expenses	1.54%	1.53%	1.55%	1.57%	1.55%
Net expenses	1.54	1.53	1.55	1.57	1.55
Net investment income	4.50	4.23	4.48	4.04	3.35

Portfolio turnover rate	68%	37%	65%	83%[4]	84%[4]

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 274% for the years ended July 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$6.68	$7.06	$6.91	$7.03	$6.73

Income (loss) from operations:
Net investment income	0.33	0.33	0.36	0.34	0.27
Net realized and unrealized gain (loss)	(0.12)	(0.35)	0.18	(0.12)	0.31
Total income (loss) from operations	0.21	(0.02)	0.54	0.22	0.58

Less distributions from:
Net investment income	(0.56)	(0.36)	(0.39)	(0.34)	(0.28)
Total distributions	(0.56)	(0.36)	(0.39)	(0.34)	(0.28)

Net asset value, end of year	$6.33	$6.68	$7.06	$6.91	$7.03
Total return[2]	3.69%	(0.36)%	7.90%	3.27%	8.93%

Net assets, end of year (000s)	$55,681	$67,193	$16,855	$9,978	$7,660

Ratios to average net assets:
Gross expenses	0.86%	0.85%	0.90%	0.93%	0.93%
Net expenses[3,4]	0.85	0.85	0.85	0.85	0.92
Net investment income	5.19	4.89	5.16	4.77	3.95

Portfolio turnover rate	68%	37%	65%	83%[5]	84%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 274% for the years ended July 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

40	Western Asset Global Strategic Income Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2016	2015[2]

Net asset value, beginning of year	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.33	0.26
Net realized and unrealized loss	(0.11)	(0.26)
Total income from operations	0.22	0.00	[3]

Less distributions from:
Net investment income	(0.57)	(0.28)
Total distributions	(0.57)	(0.28)

Net asset value, end of year	$6.33	$6.68
Total return[4]	3.72%	(0.04)%

Net assets, end of year (000s)	$109	$9,247

Ratios to average net assets:
Gross expenses	0.74%	0.73%[5]
Net expenses[6]	0.74	0.73	[5]
Net investment income	5.15	5.01	[5]

Portfolio turnover rate	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 23, 2014 (inception date) to July 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2016 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

42	Western Asset Global Strategic Income Fund 2016 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global Strategic Income Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$23,816,515	$1,163,000		$24,979,515
Financials	—	36,852,925	0	*	36,852,925
Materials	—	19,443,290	0	*	19,443,290
Other corporate bonds & notes	—	102,002,985	—		102,002,985
Asset-backed securities	—	16,890,962	5,664,847		22,555,809
Collateralized mortgage obligations	—	63,904,612	3,099,496		67,004,108
Convertible bonds & notes	—	31,352	—		31,352
Mortgage-backed securities	—	19,523	—		19,523
Senior loans:
Consumer discretionary	—	3,544,768	413,960		3,958,728
Other senior loans	—	4,205,620	—		4,205,620
Sovereign bonds	—	70,862,320	—		70,862,320
U.S. government & agency obligations	—	2,273,247	—		2,273,247
Common stocks:
Health care	—	—	183,750		183,750
Materials	—	—	0	*	0	*
Preferred stocks	$622,545	—	—		622,545
Purchased options	483,175	218,169	—		701,344
Total long-term investments	$1,105,720	$344,066,288	$10,525,053		$355,697,061
Short-term investments†	4,645,885	—	—		4,645,885
Total investments	$5,751,605	$344,066,288	$10,525,053		$360,342,946
Other financial instruments:
Futures contracts	$4,911,079	—	—		$4,911,079
Forward foreign currency contracts	—	$2,522,280	—		2,522,280
OTC interest rate swaps‡	—	752,333	—		752,333
Centrally cleared interest rate swaps	—	182,663	—		182,663
OTC currency swaps‡	—	539,598	—		539,598
Centrally cleared credit default swaps on credit indices — sell protection	—	49,233	—		49,233
Total other financial instruments	$4,911,079	$4,046,107	—		$8,957,186
Total	$10,662,684	$348,112,395	$10,525,053		$369,300,132

44	Western Asset Global Strategic Income Fund 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$187,300	$148,891	—	$336,191
Futures contracts	2,356,493	—	—	2,356,493
Forward foreign currency contracts	—	2,000,358	—	2,000,358
OTC credit default swaps on corporate issues — sell protection‡	—	461,433	—	461,433
OTC total return swaps	—	932,465	—	932,465
Centrally cleared interest rate swaps	—	1,988,625	—	1,988,625
Centrally cleared credit default swaps on credit indices — buy protection	—	6,001	—	6,001
OTC credit default swaps on corporate issues — buy protection‡	—	260,180	—	260,180
Total	$2,543,793	$5,797,953	—	$8,341,746

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes							Senior Loans	Common Stocks
Investments in Securities	Consumer Discretionary	Financials		Materials		Asset- Backed Securities	Collateralized Mortgage Obligations	Consumer Discretionary	Health Care	Materials		Total
Balance as of July 31, 2015	$1,468,000	$0	*	$0	*	$4,438,749	$2,183,500	—	$1,245,000	—		$9,335,249
Accrued premiums/discounts	9,150	—		—		5,118	8,399	—	—	—		22,667
Realized gain (loss)[1]	—	—		—		(205,681)	—	—	290,941	—		85,260
Change in unrealized appreciation (depreciation)[2]	—	—		(16)		167,195	(21,068)	—	164,114	—		310,225
Purchases	—	—		16		2,785,971	928,665	—	137,514	—		3,852,166
Sales	(314,150)	—		—		(1,526,505)	—	—	(1,653,819)	—		(3,494,474)
Transfers into Level 3[3]	—	—		—		—	—	$413,960	—	$0	*	413,960
Transfers out of Level 3	—	—		—		—	—	—	—	—		—
Balance as of July 31, 2016	$1,163,000	$0	*	$0	*	$5,664,847	$3,099,496	$413,960	183,750	$0	*	$10,525,053
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2016[2]	—	—		$(16)		$167,195	$(21,068)	—	$46,236	—		$192,347

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

Western Asset Global Strategic Income Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of

46	Western Asset Global Strategic Income Fund 2016 Annual Report

an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be

Western Asset Global Strategic Income Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2016, the total notional value of all credit default swaps to sell protection was $15,870,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use

48	Western Asset Global Strategic Income Fund 2016 Annual Report

a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Global Strategic Income Fund 2016 Annual Report	49

Notes to financial statements (cont’d)

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(h) Swaptions. The Fund purchases or writes swaptions to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts

50	Western Asset Global Strategic Income Fund 2016 Annual Report

purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest

Western Asset Global Strategic Income Fund 2016 Annual Report	51

Notes to financial statements (cont’d)

coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

52	Western Asset Global Strategic Income Fund 2016 Annual Report

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of July 31, 2016, the Fund held written options, forward foreign currency contracts, OTC credit default swaps, OTC interest rate swaps and OTC total return swaps with credit related contingent features which had a liability position of $3,990,627. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,313,084, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

Western Asset Global Strategic Income Fund 2016 Annual Report	53

Notes to financial statements (cont’d)

Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(13,110,323)	$13,110,323

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

54	Western Asset Global Strategic Income Fund 2016 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the year ended July 31, 2016, fees waived and/or expenses reimbursed amounted to $5,269.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any

Western Asset Global Strategic Income Fund 2016 Annual Report	55

Notes to financial statements (cont’d)

particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applied if redemption occured within 12 months from purchase payment. This CDSC declined by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC was incurred. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2016, LMIS and its affiliates retained sales charges of $49,467 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B1	Class C
CDSCs	$23,817	$662	$1,241

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2016, the Fund had accrued $974 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$226,380,990	$22,606,279
Sales	274,671,800	19,068,765

56	Western Asset Global Strategic Income Fund 2016 Annual Report

At July 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,975,372
Gross unrealized depreciation	(29,764,556)
Net unrealized depreciation	$(16,789,184)

At July 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian 10-Year Bonds	337	9/16	$34,372,365	$35,174,378	$802,013
U.S. Treasury 10-Year Notes	86	9/16	11,389,904	11,442,031	52,127
U.S. Treasury 5-Year Notes	270	9/16	32,451,503	32,944,219	492,716
U.S. Treasury Ultra Long-Term Bonds	227	9/16	39,686,371	43,250,594	3,564,223
					4,911,079
Contracts to Sell:
Euro-Bund	88	9/16	16,159,786	16,509,826	(350,040)
U.S. Treasury Long-Term Bonds	223	9/16	36,893,110	38,899,563	(2,006,453)
					(2,356,493)
Net unrealized appreciation on open futures contracts					$2,554,586

At July 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	193,307	CAD	248,004	Bank of America N.A.	8/12/16	$3,345
USD	183,675	EUR	160,000	Bank of America N.A.	8/12/16	4,728
USD	6,285,955	GBP	4,300,000	Bank of America N.A.	8/12/16	594,363
GBP	4,300,000	USD	6,137,012	Barclays Bank PLC	8/12/16	(445,420)
AUD	906,274	USD	676,570	Citibank N.A.	8/12/16	11,956
CAD	2,934,236	USD	2,288,144	Citibank N.A.	8/12/16	(40,628)
EUR	1,250,000	USD	1,434,760	Citibank N.A.	8/12/16	(36,736)
EUR	40,000	USD	44,672	Citibank N.A.	8/12/16	65
EUR	275,000	USD	310,616	Citibank N.A.	8/12/16	(3,051)
USD	200,284	AUD	274,000	Citibank N.A.	8/12/16	(7,883)
USD	265,698	AUD	370,000	Citibank N.A.	8/12/16	(15,403)
USD	108,013	AUD	150,000	Citibank N.A.	8/12/16	(5,947)
USD	122,536	AUD	170,000	Citibank N.A.	8/12/16	(6,619)
USD	311,865	CAD	400,000	Citibank N.A.	8/12/16	5,480
USD	389,069	CAD	500,000	Citibank N.A.	8/12/16	6,087
USD	2,148,130	EUR	1,873,560	Citibank N.A.	8/12/16	52,705
USD	342,642	EUR	300,000	Citibank N.A.	8/12/16	7,117
USD	91,143	EUR	80,000	Citibank N.A.	8/12/16	1,670
USD	69,818	EUR	63,000	Citibank N.A.	8/12/16	(643)

Western Asset Global Strategic Income Fund 2016 Annual Report	57

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	44,518	EUR	40,000	Citibank N.A.	8/12/16	$(219)
USD	14,097,853	GBP	9,716,948	Citibank N.A.	8/12/16	1,236,248
USD	192,440	CAD	246,331	JPMorgan Chase Bank	8/12/16	3,759
EUR	685,913	USD	786,777	UBS AG	8/12/16	(19,638)
EUR	11,357,000	USD	12,576,799	Bank of America N.A.	10/14/16	159,631
USD	2,949,726	JPY	295,480,000	Bank of America N.A.	10/14/16	45,791
USD	9,229,721	TWD	298,120,000	Bank of America N.A.	10/14/16	(121,840)
AUD	3,280,000	USD	2,466,855	Barclays Bank PLC	10/14/16	20,084
JPY	891,670,000	USD	8,882,591	Barclays Bank PLC	10/14/16	(119,385)
NZD	1,810,000	USD	1,311,604	Barclays Bank PLC	10/14/16	(8,653)
NZD	2,250,000	USD	1,599,606	Barclays Bank PLC	10/14/16	20,084
NZD	2,320,000	USD	1,644,080	Barclays Bank PLC	10/14/16	26,001
RUB	266,380,000	USD	4,017,495	Barclays Bank PLC	10/14/16	(53,671)
SGD	1,820,000	USD	1,340,404	Barclays Bank PLC	10/14/16	16,340
SGD	1,650,000	USD	1,215,716	Barclays Bank PLC	10/14/16	14,299
USD	3,595,399	AUD	4,740,000	Barclays Bank PLC	10/14/16	1,468
USD	1,580,694	AUD	2,080,000	Barclays Bank PLC	10/14/16	3,611
USD	1,672,727	AUD	2,210,000	Barclays Bank PLC	10/14/16	(2,924)
USD	1,541,589	EUR	1,390,799	Barclays Bank PLC	10/14/16	(18,137)
USD	4,257,608	GBP	3,230,000	Barclays Bank PLC	10/14/16	(22,559)
USD	3,427,113	JPY	364,470,000	Barclays Bank PLC	10/14/16	(154,847)
USD	3,720,595	KRW	4,288,730,000	Barclays Bank PLC	10/14/16	(107,031)
USD	6,965,110	NOK	59,240,000	Barclays Bank PLC	10/14/16	(56,990)
USD	12,265,552	NZD	17,281,267	Barclays Bank PLC	10/14/16	(174,582)
USD	7,074,987	SEK	60,610,000	Barclays Bank PLC	10/14/16	(34,025)
CAD	13,133,105	USD	10,135,985	Citibank N.A.	10/14/16	(73,892)
EUR	1,080,000	USD	1,203,718	Citibank N.A.	10/14/16	7,459
GBP	1,567,082	USD	2,032,591	Citibank N.A.	10/14/16	43,994
INR	546,610,000	USD	7,983,496	Citibank N.A.	10/14/16	77,073
NOK	5,252,874	USD	615,509	Citibank N.A.	10/14/16	7,148
SGD	1,480,000	USD	1,089,453	Citibank N.A.	10/14/16	13,833
USD	2,656,273	BRL	9,030,000	Citibank N.A.	10/14/16	(65,313)
USD	9,640,770	CAD	12,737,000	Citibank N.A.	10/14/16	(117,843)
USD	22,183,878	EUR	20,022,454	Citibank N.A.	10/14/16	(270,518)
USD	5,945,550	JPY	596,190,000	Citibank N.A.	10/14/16	86,279
USD	3,674,083	SGD	4,950,000	Citibank N.A.	10/14/16	(15,961)
USD	3,421,045	JPY	342,840,000	JPMorgan Chase Bank	10/14/16	51,662
Total						$521,922

58	Western Asset Global Strategic Income Fund 2016 Annual Report

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TWD	— Taiwan Dollar
USD	— United States Dollar

During the year ended July 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2015	245,928,320	$1,317,729
Options written	1,178,480,226	10,536,190
Options closed	(666,531,138)	(8,610,629)
Options exercised	—	—
Options expired	(621,467,139)	(2,705,667)
Written options, outstanding as of July 31, 2016	136,410,269	$537,623

At July 31, 2016, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC	29,728,385	BRL	1/4/21	1.078%**	BRL-CDI	**	—	$752,333

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	88,010,000	CAD	6/29/18	3-Month CDOR-BA quarterly	0.886% semi-annually	$(27)	$(33,334)
Chicago Mercantile Exchange	67,470,000		7/1/18	0.765% semi-annually	3-Month LIBOR-BBA quarterly	—	147,076
Chicago Mercantile Exchange	5,850,000		6/13/21	3-Month LIBOR-BBA quarterly	1.185% semi-annually	—	35,587
Chicago Mercantile Exchange	5,880,000	NZD	8/2/21	3-Month BBR-FRA quarterly	2.128% semi-annually	—	—
Chicago Mercantile Exchange	5,880,000	NZD	8/2/21	3-Month BBR-FRA quarterly	2.102% semi-annually	—	—

Western Asset Global Strategic Income Fund 2016 Annual Report	59

Notes to financial statements (cont’d)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	4,060,000	8/2/21	1.081% semi-annually	3-Month LIBOR-BBA quarterly	—	—
Chicago Mercantile Exchange	4,060,000	8/2/21	1.084% semi-annually	3-Month LIBOR-BBA quarterly	—	—
Chicago Mercantile Exchange	57,412,000	11/30/22	1.674% semi-annually	3-Month LIBOR-BBA quarterly	—	$(1,837,759)
Chicago Mercantile Exchange	5,840,000	6/13/26	1.580% semi-annually	3-Month LIBOR-BBA quarterly	$816	(117,532)
Total					$789	$(1,805,962)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2016[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Global Markets (Genon Energy Inc., 7.875%, due 06/15/17)	$3,440,000	6/20/17	22.377%	5.000% quarterly	$(461,433)	$2,543	$(463,976)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2016[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Global Markets (NRG Energy Inc., 6.250%, due 07/15/22)	$6,880,000	6/20/17	0.774%	5.000% quarterly	$(260,180)	$(246,121)	$(14,059)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange (Markit CDX.NA.IG.26 Index)	$12,430,000	6/20/21	1.000% quarterly	$162,708	$113,475	$49,233

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.26 Index)	$1,910,000	6/20/21	5.000% quarterly	$(84,040)	$(78,039)	$(6,001)

60	Western Asset Global Strategic Income Fund 2016 Annual Report

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡		Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America Securities LLC	$3,090,000	4/25/46	1.964%**	CPURNSA	**	—	$(129,069)
Barclays Capital Inc.	6,060,000	4/8/46	1.990%**	CPURNSA	**	—	(320,672)
Morgan Stanley & Co. Inc.	32,000,000	1/27/20	1.910%**	CPURNSA	**	—	(482,724)
Total	$41,150,000					—	$(932,465)

OTC CURRENCY SWAP
Swap Counterparty	Notional Amount Received	Notional Amount Delivered*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$2,176,000	1,600,000	EUR	7/1/24	7.250%	9.005%	$(1,519)	$541,117

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Onetime payment made at termination date.

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
NZD	— New Zealand Dollar

Western Asset Global Strategic Income Fund 2016 Annual Report	61

Notes to financial statements (cont’d)

At July 31, 2016, the Fund held collateral received from Banc of America Securities LLC and Barclays Capital Inc. in the amounts of $614,789 and $356,564, respectfully. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk		Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$0	*	$1,680	$216,489	$483,175	$701,344
Futures contracts[3]	4,911,079		—	—	—	4,911,079
OTC swap contracts[4]	752,333		539,598	—	—	1,291,931
Centrally cleared swap contracts[5]	182,663		—	49,233	—	231,896
Forward foreign currency contracts	—		2,522,280	—	—	2,522,280
Total	$5,846,075		$3,063,558	$265,722	$483,175	$9,658,530

LIABILITY DERIVATIVES[1]
	Interest Rate Risk		Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts[3]	$2,356,493		—	—	—	$2,356,493
Written options	0	*	—	$148,891	$187,300	336,191
OTC swap contracts[4]	932,465		—	721,613	—	1,654,078
Centrally cleared swap contracts[5]	1,988,625		—	6,001	—	1,994,626
Forward foreign currency contracts	—		$2,000,358	—	—	2,000,358
Total	$5,277,583		$2,000,358	$876,505	$187,300	$8,341,746

*	Amount represents less than $1.

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

62	Western Asset Global Strategic Income Fund 2016 Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(1,607,276)	$(151,264)	$1,676,923	$2,126,020	$2,044,403
Written options	475,512	19,073	(2,644,113)	(745,474)	(2,895,002)
Futures contracts	(1,523,568)	—	—	65,002	(1,458,566)
Swap contracts	263,279	—	(257,071)	(999,791)	(993,583)
Forward foreign currency contracts[2]	—	3,103,657	—	—	3,103,657
Total	$(2,392,053)	$2,971,466	$(1,224,261)	$445,757	$(199,091)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$1,082,697	$13,034	$(273,232)	$(40,351)	$782,148
Written options	27,294	—	8,542	58,863	94,699
Futures contracts	5,412,727	—	—	—	5,412,727
Swap contracts	(2,089,966)	(122,996)	(473,648)	—	(2,686,610)
Forward foreign currency contracts[2]	—	(1,332,011)	—	—	(1,332,011)
Total	$4,432,752	$(1,441,973)	$(738,338)	$18,512	$2,270,953

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended July 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$742,407
Written options	733,528
Futures contracts (to buy)	233,912,853
Futures contracts (to sell)	444,894,870
Forward foreign currency contracts (to buy)	98,701,787
Forward foreign currency contracts (to sell)	179,619,297

Average Notional Balance
Interest rate swap contracts	$155,341,556
Credit default swap contracts (to buy protection)	8,496,154
Credit default swap contracts (to sell protection)	5,490,769
Currency swap contracts	2,176,000
Total return swap contracts	50,260,387

Western Asset Global Strategic Income Fund 2016 Annual Report	63

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at July 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$701,344	—	$701,344
Futures contracts[5]	701,278	—	701,278
OTC swap contracts	1,291,931	$(971,353)	320,578
Forward foreign currency contracts	2,522,280	—	2,522,280
Total	$5,216,833	$(971,353)	$4,245,480

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at July 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$336,191	$(13,084)	$323,107
Centrally cleared swap contracts[5]	255,696	(255,696)	—
OTC swap contracts	1,654,078	(1,121,613)	532,465
Forward foreign currency contracts	2,000,358	—	2,000,358
Total	$4,246,323	$(1,390,393)	$2,855,930

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25%, 0.75%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$694,848	$413,364
Class B1	22,294	17,395
Class C	66,806	7,484
Class C1	236,189	33,552
Class I	—	70,556
Class IS	—	77
Total	$1,020,137	$542,428

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

64	Western Asset Global Strategic Income Fund 2016 Annual Report

For the year ended July 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B1	—
Class C	—
Class C1	—
Class I	$5,269
Class IS	—
Total	$5,269

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Investment Income:
Class A	$24,079,951	$15,297,518
Class B1	262,647	242,427
Class C	549,306	249,863
Class C1	2,797,863	1,886,071
Class I	5,327,908	2,412,978
Class IS	415,120	376,517	[2]
Total	$33,432,795	$20,465,374

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

[2]	For the period October 23, 2014 (inception date) to July 31, 2015.

7. Shares of beneficial interest

At July 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,050,008	$31,424,309	6,746,231	$46,154,810
Shares issued on reinvestment	3,768,653	23,228,372	2,144,317	14,655,856
Shares repurchased	(10,573,696)	(65,897,855)	(8,605,937)	(58,736,906)
Net increase (decrease)	(1,755,035)	$(11,245,174)	284,611	$2,073,760

Western Asset Global Strategic Income Fund 2016 Annual Report	65

Notes to financial statements (cont’d)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares		Amount
Class B1
Shares sold	32,309	$209,376	20,970		$142,361
Shares issued on reinvestment	41,652	253,346	35,389		239,399
Shares repurchased	(798,355)	(4,881,781)	(398,902)		(2,703,961)
Net decrease	(724,394)	$(4,419,059)	(342,543)		$(2,322,201)

Class C
Shares sold	377,971	$2,389,880	631,491		$4,315,972
Shares issued on reinvestment	72,522	445,640	28,004		190,629
Shares repurchased	(380,653)	(2,336,995)	(291,183)		(1,969,618)
Net increase	69,840	$498,525	368,312		$2,536,983

Class C1
Shares sold	59,216	$369,669	56,427		$388,408
Shares issued on reinvestment	427,514	2,637,851	257,820		1,766,262
Shares repurchased	(1,085,368)	(6,762,046)	(1,284,717)		(8,802,644)
Net decrease	(598,638)	$(3,754,526)	(970,470)		$(6,647,974)

Class I
Shares sold	3,785,807	$23,726,522	10,628,893		$73,292,058
Shares issued on reinvestment	687,717	4,262,299	256,298		1,750,310
Shares repurchased	(5,729,401)	(35,943,094)	(3,219,006)		(22,156,405)
Net increase (decrease)	(1,255,877)	$(7,954,273)	7,666,185		$52,885,963

Class IS
Shares sold	16,892	$100,689	1,328,578	[2]	$9,246,902	[2]
Shares issued on reinvestment	63,040	392,933	55,186	[2]	376,517	[2]
Shares repurchased	(1,446,401)	(8,904,471)	—		—
Net increase (decrease)	(1,366,469)	$(8,410,849)	1,383,764	[2]	$9,623,419	[2]

[1]

On April 29, 2016, the Fund converted 217,012 Class B shares into 215,354 Class A shares, valued at $1,322,274. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

[2]	For the period October 23, 2014 (inception date) to July 31, 2015.

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit

66	Western Asset Global Strategic Income Fund 2016 Annual Report

agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended July 31, 2016, the Fund incurred a commitment fee in the amount of $3,234. The Fund did not utilize the Redemption Facility during the period ended July 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$33,432,795	$20,465,374

As of July 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(25,975,352)
Capital loss carryforward**	(43,709,922)
Other book/tax temporary differences(a)	(4,869,975)
Unrealized appreciation (depreciation)(b)	(15,388,891)
Total accumulated earnings (losses) — net	$(89,944,140)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of July 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(30,415,536)
7/31/2019	(13,294,386)
$(43,709,922)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Global Strategic Income Fund 2016 Annual Report	67

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Strategic Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Strategic Income Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 23, 2016

68	Western Asset Global Strategic Income Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global Strategic Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Global Strategic Income Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

70	Western Asset Global Strategic Income Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Global Strategic Income Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

72	Western Asset Global Strategic Income Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset Global Strategic Income Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

74	Western Asset Global Strategic Income Fund

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv*

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

*	Effective February 10, 2016, Mr. Berv became Chairman.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/16 SR16-2863

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2015 and July 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $107,281 in 2015 and $154,451 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,130 in 2015 and $17,240 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 23, 2016